LEASES	3 Months Ended
Mar. 31, 2021
LEASES
LEASES

NOTE 8 – LEASES

The Company enters into office facility and employee vehicle lease agreement. Many leases include one or more renewal or termination options. These options are not included in our determination of the lease term at commencement unless it is reasonably certain the Company will exercise the option. When we reach a decision to exercise a lease renewal or termination option, we recognize the associated impact to the ROU asset and lease liability.

The Company’s lease expense for the three months ended March 31, 2021 and 2020 was $2,418 and $2,316, respectively. The operating cash flows associated with operating leases for the three months ended March 31, 2021 was $2,352. The ROU assets obtained in exchange for new operating lease liabilities during the three months ended March 31, 2021 was $114.

Additional balance sheet information related to leases was as follows:

March 31, 2021
Operating lease right-of-use asset	$17,042

Operating leases within other payables	8,637
Operating leases within other long-term liabilities	8,440
Total operating leases	$17,077

Weighted average lease term – operating leases	2.23 years
Weighted average discount rate – operating leases	1.12%

Operating lease amounts include minimum lease payments under our non-cancelable operating leases primarily for office facilities and employee vehicles. The amounts presented are consistent with contractual terms and are not expected to differ significantly from actual results under our existing leases.

The Company leases its facilities under various operating lease agreements, which expire on various dates. The minimum lease commitments due as of the year ended under non-cancelable operating leases are as follows:

As of March 31, 2021
Remaining in 2021	$6,597
2022	7,540
2023	2,339
2024	707
2025 – thereafter	87
Total	$17,270
Less present value discount	193
17,077

As of December 31, 2020
2021	10,160
2022	8,208
2023	2,678
2024	858
2025 - thereafter	108
$22,012